Exhibit 99.1

Special Committee of Definitive Healthcare Board Confirms Receipt of Going-Private Proposal from Advent International

September 2, 2026

Framingham, Mass., Sept. 2, 2026 (GLOBE NEWSWIRE) – The special committee (the “Special Committee”) of the Board of Directors of Definitive Healthcare Corp. (the “Company”) (Nasdaq: DH), an industry leader in healthcare market data and analytics, today announced that it has received a non-binding indication of interest (the “Proposal”), dated as of September 1, 2026, from Advent International, L.P., on behalf of certain of its managed funds (collectively, “Advent”), to acquire all of the outstanding shares of the Company’s Class A common stock (the “Class A Common Stock”) and all of the outstanding limited liability company interests of AIDH TopCo, LLC (the “Definitive OpCo Units”), in each case, that are not already owned by Advent or Jason Krantz, the Company’s founder and Executive Chairman, for an all-cash purchase price of $1.02 per share of Class A common stock, and an equivalent amount per Definitive OpCo Unit.

The Special Committee, which is composed entirely of disinterested and independent directors, was formed to take actions with respect to a potential transaction with Advent or alternative thereto. The Special Committee will carefully review the Proposal in consultation with its independent legal and financial advisors and evaluate the Proposal to determine the course of action that it believes is in the best interests of the Company and all of its stockholders. No action is required by the Company’s stockholders at this time.

The Special Committee cautions the Company’s shareholders and others considering trading in the Company’s securities that no decisions have been made with respect to the response to the proposal. There can be no assurance that the Company will pursue this transaction or other strategic outcome, or that a transaction will be approved or consummated. The Company does not intend to disclose further developments regarding this matter unless and until further disclosure is determined to be appropriate or necessary.

Rothschild & Co is serving as financial advisor to the Special Committee and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel to the Special Committee. Evercore is serving as financial advisor to the Company and Hogan Lovells Cadwalader is serving as legal counsel to the Company.

About Definitive Healthcare

Definitive Healthcare is a data and analytics company focused on the business side of healthcare. The healthcare market is complex — our data makes it clearer. We cut through the noise to deliver the insights that healthcare organizations and companies need to make smarter, faster, more strategic decisions. Because when our customers succeed, healthcare gets better for everyone. Learn more at definitivehc.com.

Forward-Looking Statements

This press release includes forward-looking statements that reflect our current views with respect to future events and financial performance. Such statements are provided under the “safe harbor” protection of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can generally be identified by words or phrases written in the future tense and/or preceded by words such as “likely,” “will,” “should,” “may,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “assumes,” “would,” “potentially” or similar words or variations thereof, or the negative thereof, references to future periods, or by the inclusion of forecasts or projections, but these terms are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding our outlook, financial guidance, the benefits of our healthcare commercial intelligence solutions, our overall future prospects, customer behaviors and use of our solutions, the market, industry and macroeconomic environment, our plans to improve our operational and financial performance and our business, our ability to execute on our plans, customer growth, including our upsell and cross-sell opportunities, and our ability to successfully transition executive leadership. Forward-looking statements in this press release are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following: global geopolitical tension and difficult macroeconomic conditions; actual or potential changes in international, national, regional and local economic, business and financial conditions, including tariffs, sanctions, trade barriers, recessions, fluctuating inflation, high interest rates, volatility in the capital markets and related market uncertainty; our inability to acquire new customers and generate additional revenue from existing customers; our inability to generate sales of subscriptions to our platform or any decline in demand for our platform and the data we offer; the competitiveness of the market in which we operate and our ability to compete effectively; the failure to maintain and improve our platform, or develop new modules or insights for healthcare commercial intelligence; the inability to obtain and maintain accurate, comprehensive or reliable data, which could result in reduced demand for our platform; the loss of our access to our data providers; the failure to respond to advances in healthcare commercial intelligence; an inability to attract new customers and expand subscriptions of current customers; our ability to successfully transition executive leadership; and the possibility that our security measures are breached or unauthorized access to data is otherwise obtained. Additional factors or events that could cause our actual performance to differ from these forward-looking statements may emerge from time to time, and it is not possible for us to predict all of them. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, our actual financial condition, results of operations, future performance and business may vary in material respects from the performance projected in these forward-looking statements.

For additional discussion of factors that could impact our operational and financial results, refer to our Quarterly Report on Form 10-Q for the three months ended June 30, 2026 that will be filed following this earnings release, as well as our Current Reports on Form 8-K and other subsequent SEC filings, which are or will be available on the Investor Relations page of our website at ir.definitivehc.com and on the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov.

All information in this press release speaks only as of the date on which it is made. We undertake no obligation to publicly update this information, whether as a result of new information, future developments or otherwise, except as may be required by law.

Website

Definitive Healthcare intends to use its website as a distribution channel of material company information. Financial and other important information regarding the Company is routinely posted on and accessible through the Company’s website at definitivehc.com. Accordingly, you should monitor the investor relations portion of our website at ir.definitivehc.com in addition to following our press releases, SEC filings, and public conference calls and webcasts. In addition, you may automatically receive email alerts and other information about the Company when you enroll your email address by visiting the “Email Alerts” section of our investor relations page at ir.definitivehc.com.

Investor Contact:

Brian Denyeau

ICR for Definitive Healthcare

brian.denyeau@icrinc.com

646-277-1251

Media Contact:

Bethany Swackhamer

bswackhamer@definitivehc.com